UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) February 27, 2012
LSB Financial Corp.
(Exact Name of Registrant as Specified in Its Charter)

Indiana	0-25070	35-1934975
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Main Street, Lafayette, Indiana		47901
(Address of Principal Executive Offices)		(Zip Code)

(765) 742-1064
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 27, 2012, the Board of Directors of LSB Financial Corp., an Indiana corporation (the “Company”), amended Section 2.02 of Article II of the Company’s Amended and Restated Bylaws (the “Bylaws”) to increase the maximum age of directors from 70 to 75.  Under the new bylaw provision, directors over the age of 75 years are not eligible for election or appointment to the Board of Directors and directors must retire from the Board at the annual shareholder meeting following the director’s attainment of age 75.  This amendment was made in part to permit the Corporation’s Chairman of the Board, Mariellen M. Neudeck, to continue to serve on the Board beyond the Corporation’s annual shareholder meeting in 2012 which follows her attainment of age 70.

The Bylaws, as amended, are attached as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated herein by reference. Article II, Section 2.02 contains the amendment.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Bylaws of LSB Financial Corp. (As Amended February 27, 2012)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: February 28, 2012	LSB Financial Corp.

	By:	/s/ Mary Jo David
Mary Jo David, Treasurer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Exhibit Description	Location
3.1	Amended and Restated Bylaws of LSB Financial Corp. (As Amended February 27, 2012)	Attached